Schedule of Investments PIMCO Income Strategy Fund II	April 30, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 147.0% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 19.2%
Advanz Pharma Corp. 6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		$4,589	$4,587
Al Convoy (Luxembourg) SARL 4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~		77	77
Alphabet Holding Co., Inc. 3.613% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	97
Banijay Entertainment S.A.S 3.860% (LIBOR03M + 3.750%) due 03/01/2025 ~		16	16
Birkenstock GmbH & Co. KG TBD% due 04/26/2028		6,900	6,904
Caesars Resort Collection LLC
2.863% (LIBOR03M + 2.750%) due 12/23/2024 ~		11,610	11,498
4.613% (LIBOR03M + 4.500%) due 07/21/2025 ~		3,184	3,197
CityCenter Holdings LLC 3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		244	242
Cornerstone Building Brands, Inc. 3.365% (LIBOR03M + 3.250%) due 04/12/2028 ~		39	39
Dei Sales, Inc. TBD% due 04/23/2028 «		5,100	5,036
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		374	374
DTEK Investments Ltd. TBD% due 06/30/2023 «		2,948	1,974
Emerald TopCo, Inc. 3.613% (LIBOR03M + 3.500%) due 07/24/2026 ~		112	112
Envision Healthcare Corp. 3.863% (LIBOR03M + 3.750%) due 10/10/2025 ~		23,635	20,060
EyeCare Partners LLC 3.863% (LIBOR03M + 3.750%) due 02/18/2027 ~		59	58
Fly Funding SARL 7.000% (LIBOR03M + 6.000%) due 10/08/2025 «~		5,265	5,305
Forbes Energy Services LLC TBD% due 07/13/2021 «		361	84
Frontier Communications Corp.
TBD% due 10/08/2027		2,900	2,889
4.500% (LIBOR03M + 3.750%) due 10/08/2027 ~		3,000	2,989
Ingram Micro, Inc. TBD% due 03/31/2028		2,600	2,606
Intelsat Jackson Holdings S.A. 3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		2	2
IRB Holding Corp. 3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		935	930
Ivanti Software, Inc. 5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~		2,100	2,094
Jazz Financing LUX SARL
TBD% due 04/22/2028		5,200	5,218
TBD% due 04/30/2028	EUR	1,500	1,809
LogMeIn, Inc. 4.860% (LIBOR03M + 4.750%) due 08/31/2027 ~		$2,494	2,493
McDermott Technology Americas, Inc. 3.110% (LIBOR03M + 3.000%) due 06/30/2024 «~		88	71
McDermott Technology Americas, Inc. (1.113% Cash and 3.000% PIK) 4.113% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		766	386
MH Sub LLC 3.613% (LIBOR03M + 3.500%) due 09/13/2024 ~		3,206	3,180
Nascar Holdings, Inc. 2.863% (LIBOR03M + 2.750%) due 10/19/2026 ~		63	62
Organon Co. TBD% due 04/07/2028		2,100	2,097
Parexel International Corp. 2.863% (LIBOR03M + 2.750%) due 09/27/2024 ~		86	85
PetSmart, Inc. 4.500% (LIBOR03M + 3.750%) due 02/12/2028 ~		4,700	4,719
PUG LLC 3.613% (LIBOR03M + 3.500%) due 02/12/2027 ~		5,577	5,417
Redstone Buyer LLC TBD% due 04/15/2028		3,339	3,318
Sasol Ltd. 0.500% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		5,539	5,186
Scih Salt Holdings, Inc. TBD% due 03/16/2027 «		1,300	1,297
Sequa Mezzanine Holdings LLC 11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		94	89

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

Sotera Health Holdings LLC 3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		152	152
Summer (BC) Holdco B SARL 4.933% (LIBOR03M + 4.750%) due 12/04/2026 ~		3,279	3,269
Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		13,172	13,013
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		1,007	989
U.S. Renal Care, Inc.
TBD% due 06/26/2026		4,300	4,222
5.113% (LIBOR03M + 5.000%) due 06/26/2026 ~		448	440
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,715	3,711
Westmoreland Mining Holdings LLC 9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		527	523
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 «(c)		4,191	2,557
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,828	2,840

Total Loan Participations and Assignments (Cost $142,319)			138,313

CORPORATE BONDS & NOTES 77.3%
BANKING & FINANCE 20.2%
Ally Financial, Inc.
8.000% due 11/01/2031		471	663
8.000% due 11/01/2031 (m)		974	1,342
Ambac LSNI LLC 6.000% due 02/12/2023 •		461	462
Banca Monte dei Paschi di Siena SpA 10.500% due 07/23/2029	EUR	700	1,044
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	800	222
Bank of Ireland Group PLC 6.000% due 09/01/2025 •(i)(j)	EUR	2,075	2,782
Bank of Nova Scotia 4.900% due 06/04/2025 •(i)(j)		$2,191	2,358
Barclays PLC
6.125% due 12/15/2025 •(i)(j)		2,115	2,342
7.125% due 06/15/2025 •(i)(j)	GBP	1,200	1,899
7.750% due 09/15/2023 •(i)(j)		$1,000	1,103
7.875% due 09/15/2022 •(i)(j)	GBP	415	617
8.000% due 06/15/2024 •(i)(j)		$400	454
BGC Partners, Inc.
3.750% due 10/01/2024 (m)		1,200	1,269
4.375% due 12/15/2025 (m)		2,100	2,260
BroadStreet Partners, Inc. 5.875% due 04/15/2029		1,300	1,321
Cantor Fitzgerald LP 4.875% due 05/01/2024		31	34
CBL & Associates LP 5.950% due 12/15/2026 ^(d)		1,580	914
Cosaint Re Pte Ltd. 9.247% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		900	910
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)(m)		300	340
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	215
7.500% due 12/11/2023 •(i)(j)		1,463	1,613
7.500% due 12/11/2023 •(i)(j)(m)		5,780	6,372
Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	100	118
0.183% due 11/15/2023 •		100	118
3.375% due 11/13/2025		$1,000	1,025
4.389% due 01/08/2026		1,400	1,497
5.125% due 06/16/2025 (m)		2,700	2,953
Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		595	617
6.500% due 10/01/2025		377	393
6.750% due 03/15/2022		247	247
GSPA Monetization Trust 6.422% due 10/09/2029 (m)		3,059	3,321
HSBC Holdings PLC
4.750% due 07/04/2029 •(i)(j)	EUR	4,400	5,959
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	308
6.000% due 09/29/2023 •(i)(j)(m)	EUR	2,070	2,745
6.500% due 03/23/2028 •(i)(j)		$300	341
ING Groep NV
4.875% due 05/16/2029 •(i)(j)		2,700	2,773
5.750% due 11/16/2026 •(i)(j)		1,600	1,765
Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	200	258
3.950% due 06/30/2022	GBP	2,655	3,751
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		$5,999	6,951

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

7.625% due 06/27/2023 •(i)(j)	GBP	2,300	3,484
7.875% due 06/27/2029 •(i)(j)		6,518	11,439
MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (m)		$3,700	3,751
4.500% due 01/15/2028		2,291	2,394
Natwest Group PLC
6.000% due 12/29/2025 •(i)(j)		2,400	2,661
8.000% due 08/10/2025 •(i)(j)(m)		5,990	7,068
Navient Corp. 5.625% due 08/01/2033		48	45
Newmark Group, Inc. 6.125% due 11/15/2023		62	68
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (c)		51	55
OneMain Finance Corp. 6.125% due 03/15/2024		134	145
Owl Rock Capital Corp. 2.625% due 01/15/2027		2,100	2,091
PRA Group, Inc. 7.375% due 09/01/2025		2,000	2,146
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,025	3,094
7.375% due 06/24/2022 •(i)(j)		4,100	5,993
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	224
7.375% due 10/04/2023 •(i)(j)		600	655
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	617	1,104
6.052% due 10/13/2039		2,240	4,088
UniCredit SpA 7.830% due 12/04/2023		$4,160	4,843
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	2,692	4,257
Uniti Group LP
7.125% due 12/15/2024		$1,148	1,187
7.875% due 02/15/2025 (m)		14,880	16,052
Voyager Aviation Holdings LLC 9.000% due 08/15/2021 ^(d)(m)		6,929	3,187

			145,707

INDUSTRIALS 47.8%
Alaska Airlines Class A Pass-Through Trust 4.800% due 02/15/2029 (m)		1,537	1,701
Altice Financing S.A. 7.500% due 05/15/2026		2,600	2,704
Associated Materials LLC 9.000% due 09/01/2025		304	325
B.C. Unlimited Liability Co. 3.500% due 02/15/2029		2,000	1,953
Bioceanico Sovereign Certificate Ltd. 0.000% due 06/05/2034 (g)		148	109
Boeing Co.
5.150% due 05/01/2030 (m)		884	1,029
5.705% due 05/01/2040 (m)		860	1,068
5.805% due 05/01/2050 (m)		1,116	1,435
5.930% due 05/01/2060 (m)		1,036	1,354
Bombardier, Inc.
6.000% due 10/15/2022 (m)		3,635	3,640
6.125% due 01/15/2023		830	871
7.500% due 12/01/2024		3,302	3,356
7.500% due 03/15/2025 (m)		7,700	7,695
7.875% due 04/15/2027 (m)		2,803	2,799
Broadcom, Inc.
2.600% due 02/15/2033 (m)		1,200	1,134
3.500% due 02/15/2041 (m)		2,700	2,610
3.750% due 02/15/2051 (m)		1,100	1,065
4.150% due 11/15/2030 (m)		586	641
4.300% due 11/15/2032 (m)		676	747
5.000% due 04/15/2030		46	53
CCO Holdings LLC
4.250% due 02/01/2031 (m)		7,759	7,769
4.500% due 08/15/2030		170	173
4.500% due 06/01/2033		2,110	2,129
4.750% due 03/01/2030		176	184
Central Garden & Pet Co. 4.125% due 04/30/2031		1,700	1,694
CGG S.A.
7.750% due 04/01/2027	EUR	800	958
8.750% due 04/01/2027		$2,856	2,871
Charter Communications Operating LLC
3.700% due 04/01/2051		200	189
3.850% due 04/01/2061		400	368
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024		81	85

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

Community Health Systems, Inc.
4.750% due 02/15/2031		600	596
6.625% due 02/15/2025 (m)		4,788	5,056
8.000% due 03/15/2026 (m)		494	533
Connect Finco SARL 6.750% due 10/01/2026		62	65
Corning, Inc. 5.450% due 11/15/2079		77	99
Coty, Inc. 5.000% due 04/15/2026		4,800	4,863
CVS Pass-Through Trust 7.507% due 01/10/2032 (m)		770	977
Delta Air Lines, Inc. 7.375% due 01/15/2026		920	1,081
Diamond Resorts International, Inc. 10.750% due 09/01/2024		1,476	1,568
Envision Healthcare Corp. 8.750% due 10/15/2026		4,556	3,324
Exela Intermediate LLC 10.000% due 07/15/2023		120	43
Ferroglobe PLC 9.375% due 03/01/2022		1,700	1,679
First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,252	1,286
6.875% due 03/01/2026		1,000	1,052
Ford Motor Co. 7.700% due 05/15/2097 (m)		9,770	11,919
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		7,590	7,803
Fresnillo PLC 4.250% due 10/02/2050 (m)		2,000	1,963
Frontier Finance PLC 8.000% due 03/23/2022	GBP	1,438	2,037
Full House Resorts, Inc. 8.250% due 02/15/2028		$310	334
General Electric Co.
4.350% due 05/01/2050 (m)		3,700	4,127
5.875% due 01/14/2038		22	29
6.150% due 08/07/2037		6	8
6.875% due 01/10/2039		9	13
GFL Environmental, Inc. 3.500% due 09/01/2028 (m)		4,400	4,247
HCA, Inc. 7.500% due 11/15/2095		1,200	1,648
Helios Software Holdings, Inc. 4.625% due 05/01/2028		2,100	2,084
Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		2,200	2,208
4.000% due 05/01/2031		2,200	2,225
HollyFrontier Corp. 4.500% due 10/01/2030 (m)		8,100	8,467
Hologic, Inc. 3.250% due 02/15/2029 (m)		1,200	1,181
iHeartCommunications, Inc. 6.375% due 05/01/2026 (m)		1,177	1,256
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (c)		468	494
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (c)		345	380
Innophos Holdings, Inc. 9.375% due 02/15/2028		124	135
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(d)		52	17
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		3,453	2,124
8.000% due 02/15/2024		11	11
8.500% due 10/15/2024 ^(d)		11,500	7,158
9.750% due 07/15/2025 ^(d)		9,438	5,899
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(d)		1,508	60
8.125% due 06/01/2023 ^(d)		7,535	301
Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028		6,700	6,805
7.750% due 10/15/2025 (m)		3,300	3,585
Jazz Securities DAC 4.375% due 01/15/2029		900	921
Kraft Heinz Foods Co. 5.500% due 06/01/2050		200	249
Marriott International, Inc. 4.625% due 06/15/2030		40	45
Melco Resorts Finance Ltd. 5.750% due 07/21/2028		2,100	2,262
MGM Resorts International 4.750% due 10/15/2028 (m)		2,700	2,852
Mileage Plus Holdings LLC 6.500% due 06/20/2027 (m)		1,200	1,318

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

Mohegan Gaming & Entertainment 8.000% due 02/01/2026		1,400	1,423
NCL Corp. Ltd.
10.250% due 02/01/2026		2,045	2,411
12.250% due 05/15/2024 (m)		3,440	4,200
Netflix, Inc.
3.875% due 11/15/2029	EUR	1,734	2,528
4.875% due 06/15/2030		$100	116
5.375% due 11/15/2029		62	74
New Albertson's LP 6.570% due 02/23/2028		6,800	7,334
News Corp. 3.875% due 05/15/2029		2,900	2,961
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		10,500	11,670
Northriver Midstream Finance LP 5.625% due 02/15/2026		1,100	1,136
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/31/2021 (g)(i)		1,101	14
Organon Finance 1 LLC 4.125% due 04/30/2028		3,100	3,180
Ortho-Clinical Diagnostics, Inc. 7.375% due 06/01/2025		131	141
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	6,476	7,178
4.875% due 02/21/2028		318	387
5.350% due 02/12/2028 (m)		$690	679
5.950% due 01/28/2031 (m)		2,594	2,508
6.490% due 01/23/2027		80	85
6.500% due 03/13/2027 (m)		2,894	3,064
6.750% due 09/21/2047		50	44
6.840% due 01/23/2030 (m)		2,530	2,603
6.950% due 01/28/2060 (m)		320	284
7.690% due 01/23/2050		2,320	2,237
Platin 1426 GmbH 6.875% due 06/15/2023	EUR	400	488
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (m)		$7,900	8,510
Prime Security Services Borrower LLC 3.375% due 08/31/2027		2,972	2,875
QualityTech LP 3.875% due 10/01/2028		2,000	2,022
QVC, Inc. 5.950% due 03/15/2043 (m)		2,954	2,947
Rite Aid Corp. 8.000% due 11/15/2026		700	728
Rolls-Royce PLC 3.625% due 10/14/2025		1,500	1,517
Royal Caribbean Cruises Ltd. 11.500% due 06/01/2025 (m)		2,491	2,889
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	1,300	2,375
Sands China Ltd.
5.125% due 08/08/2025 (m)		$200	223
5.400% due 08/08/2028 (m)		5,811	6,597
Sensata Technologies BV 4.000% due 04/15/2029		3,300	3,325
Spirit AeroSystems, Inc. 3.950% due 06/15/2023		3,142	3,120
Studio City Finance Ltd.
6.000% due 07/15/2025		2,100	2,221
6.500% due 01/15/2028		2,100	2,274
Tencent Holdings Ltd. 3.840% due 04/22/2051		3,600	3,679
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		1,913	1,928
Teva Pharmaceutical Finance Co. BV 2.950% due 12/18/2022		1,369	1,378
Teva Pharmaceutical Finance Netherlands BV 6.000% due 01/31/2025	EUR	100	131
Topaz Solar Farms LLC
4.875% due 09/30/2039		$2,102	2,297
5.750% due 09/30/2039		12,280	14,282
TransDigm, Inc. 5.500% due 11/15/2027		116	121
Transocean Pontus Ltd. 6.125% due 08/01/2025		110	108
Transocean, Inc.
7.250% due 11/01/2025		74	56
7.500% due 01/15/2026		69	51
8.000% due 02/01/2027		134	94
Travel + Leisure Co.
3.900% due 03/01/2023		74	77
4.625% due 03/01/2030		47	49
5.650% due 04/01/2024		10	11
6.000% due 04/01/2027		740	830

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

Triumph Group, Inc.
5.250% due 06/01/2022		25	25
6.250% due 09/15/2024		70	71
U.S. Renal Care, Inc. 10.625% due 07/15/2027		69	73
Uber Technologies, Inc. 6.250% due 01/15/2028		1,600	1,740
Unigel Luxembourg S.A. 8.750% due 10/01/2026		400	433
United Airlines Pass-Through Trust 5.875% due 04/15/2029 (m)		3,616	4,008
United Airlines, Inc. 4.375% due 04/15/2026		2,100	2,182
United Group BV 4.875% due 07/01/2024	EUR	100	122
Univision Communications, Inc. 5.125% due 02/15/2025		$571	581
Valaris PLC 4.875% due 04/15/2028 «		31	31
Vale Overseas Ltd.
6.875% due 11/21/2036		53	72
6.875% due 11/10/2039		41	57
Vale S.A. 0.000% due 12/29/2049 «~(i)	BRL	110,000	12,203
Veritas U.S., Inc.
7.500% due 09/01/2025		$1,123	1,164
10.500% due 02/01/2024		2,644	2,720
Viking Cruises Ltd. 13.000% due 05/15/2025 (m)		4,575	5,366
Vmed O2 UK Financing PLC 4.250% due 01/31/2031		2,000	1,937
VOC Escrow Ltd. 5.000% due 02/15/2028		2,200	2,247
Western Midstream Operating LP 2.288% (US0003M + 1.850%) due 01/13/2023 ~		46	46
Windstream Escrow LLC 7.750% due 08/15/2028 (m)		8,528	8,901
WMG Acquisition Corp. 3.000% due 02/15/2031 (m)		5,909	5,561
Wolverine Escrow LLC 9.000% due 11/15/2026		400	396
Wynn Las Vegas LLC 5.500% due 03/01/2025 (m)		3,800	4,063
Wynn Macau Ltd.
5.125% due 12/15/2029		200	204
5.500% due 01/15/2026		1,600	1,684
5.625% due 08/26/2028		1,000	1,054
Yum! Brands, Inc. 3.625% due 03/15/2031		2,700	2,669
Zayo Group Holdings, Inc. 6.125% due 03/01/2028		77	79
ZoomInfo Technologies LLC 3.875% due 02/01/2029		300	297

			344,542

UTILITIES 9.3%
AT&T, Inc.
3.100% due 02/01/2043 (m)		1,402	1,299
3.300% due 02/01/2052 (m)		1,402	1,278
3.500% due 06/01/2041 (m)		1,134	1,119
3.500% due 02/01/2061 (m)		1,422	1,298
3.650% due 06/01/2051 (m)		3,902	3,760
3.850% due 06/01/2060 (m)		2,548	2,451
DTEK Finance PLC 10.750% due 12/31/2024 ^(d)		1,252	987
Edison International 5.750% due 06/15/2027		65	76
Frontier Communications Corp. 5.000% due 05/01/2028		1,400	1,432
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (m)		8,000	8,815
Genesis Energy LP 8.000% due 01/15/2027		1,337	1,379
Lumen Technologies, Inc. 4.000% due 02/15/2027		62	63
Northwestern Bell Telephone 7.750% due 05/01/2030 (m)		12,625	15,855
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		13	13
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(c)		240	98
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		860	851
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(c)		7,622	1,562

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

Pacific Gas & Electric Co.
3.300% due 03/15/2027 (m)		1,492	1,555
3.450% due 07/01/2025 (m)		1,445	1,533
3.750% due 08/15/2042		22	20
4.000% due 12/01/2046		8	7
4.300% due 03/15/2045		27	26
4.500% due 07/01/2040 (m)		2,873	2,893
4.500% due 12/15/2041		22	21
4.550% due 07/01/2030 (m)		4,311	4,638
4.600% due 06/15/2043		18	18
4.750% due 02/15/2044 (m)		779	797
4.950% due 07/01/2050 (m)		4,703	4,809
Petrobras Global Finance BV
5.093% due 01/15/2030 (m)		3,019	3,194
6.625% due 01/16/2034	GBP	100	156
6.750% due 06/03/2050		$2,200	2,411
Rio Oil Finance Trust
8.200% due 04/06/2028		240	275
9.250% due 07/06/2024		1,619	1,801
9.750% due 01/06/2027		445	524
Southern California Edison Co. 6.650% due 04/01/2029		40	49
Talen Energy Supply LLC 6.625% due 01/15/2028		30	30
Transocean Poseidon Ltd. 6.875% due 02/01/2027		114	109

			67,202

Total Corporate Bonds & Notes (Cost $538,461)			557,451

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026		3,400	3,587

UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024 ^(d)		10	2

Total Convertible Bonds & Notes (Cost $3,407)			3,589

MUNICIPAL BONDS & NOTES 3.6%
CALIFORNIA 0.4%
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009 8.406% due 08/01/2039		1,650	2,640

ILLINOIS 0.0%
Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042		56	63
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		35	43
7.350% due 07/01/2035		20	25
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033		100	114

			245

OHIO 2.0%
Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111		11,000	14,587

PUERTO RICO 0.4%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014 8.000% due 07/01/2035 ^(d)		3,500	2,809

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046		800	835

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		45,700	4,927

Total Municipal Bonds & Notes (Cost $18,370)			26,043

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
3.500% due 02/25/2042 (a)		485	47

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

3.756% due 02/25/2040 •	310	321
4.500% due 11/25/2042 (a)	1,343	194
6.144% due 01/25/2040 •(a)	211	36
Freddie Mac
0.000% due 02/25/2046 (b)(g)	2,216	2,152
0.100% due 02/25/2046 (a)	2,216	1
0.700% due 11/25/2055 ~(a)	34,500	2,316
3.000% due 02/15/2033 (a)	1,185	106
3.500% due 12/15/2032 (a)	1,826	212
6.144% due 11/25/2055 «~	8,366	5,118
7.656% due 12/25/2027 •	2,869	3,137
10.856% due 03/25/2025 •	617	621
11.693% due 09/15/2035 •(m)	776	1,001
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	310	35
4.000% due 10/16/2042 - 10/20/2042 (a)	235	31

Total U.S. Government Agencies (Cost $15,723)		15,328

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.2%
Banc of America Funding Corp. 6.000% due 01/25/2037	3,971	3,884
Banc of America Funding Trust 3.372% due 01/20/2047 ^~	646	621
BCAP LLC Trust
3.105% due 08/26/2037 ~	11,265	10,070
3.214% due 08/28/2037 ~	3,946	3,930
3.362% due 07/26/2037 ~	6,061	5,684
3.725% due 09/26/2036 ~	4,897	4,923
4.853% due 03/26/2037 þ	712	885
5.750% due 12/26/2035 ~	2,413	2,143
6.250% due 11/26/2036	3,165	2,817
8.956% due 05/26/2037 ~	1,004	439
40.961% due 06/26/2036 ~	70	45
Bear Stearns ALT-A Trust
0.606% due 01/25/2036 ^•	716	932
2.927% due 11/25/2035 ~	4,916	4,075
3.102% due 11/25/2036 ^~	349	238
3.167% due 09/25/2047 ^~	4,555	3,086
3.279% due 09/25/2035 ^~	322	241
CD Mortgage Trust 5.688% due 10/15/2048	1,495	829
Chase Mortgage Finance Trust
3.020% due 12/25/2035 ^~	5	5
5.500% due 05/25/2036 ^	7	6
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	10	10
6.000% due 09/25/2037	457	467
Commercial Mortgage Loan Trust 6.174% due 12/10/2049 ~	1,454	625
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,793	1,430
6.000% due 08/25/2037 ^~	894	693
Countrywide Alternative Loan Trust
2.816% due 04/25/2036 ^~	668	635
5.500% due 03/25/2035	232	149
5.500% due 01/25/2036	367	301
5.750% due 01/25/2035	186	188
5.750% due 02/25/2035	255	241
5.750% due 12/25/2036 ^	682	442
6.000% due 02/25/2035	304	295
6.000% due 04/25/2036	415	265
6.000% due 04/25/2037 ^	1,405	917
6.250% due 11/25/2036 ^	585	521
6.250% due 12/25/2036 ^•	496	342
6.500% due 08/25/2036 ^	402	212
Countrywide Home Loan Mortgage Pass-Through Trust
0.686% due 03/25/2035 ^•	2,691	2,381
6.000% due 07/25/2037	1,279	832
6.250% due 09/25/2036 ^	414	262
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035 ^	272	254
Credit Suisse Mortgage Capital Certificates 2.969% due 10/26/2036 ~	6,980	5,513
Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.750% due 04/25/2036 ^	122	88
First Horizon Mortgage Pass-Through Trust
2.625% due 11/25/2035 ^~	174	168
2.805% due 05/25/2037 ^~	156	93
GS Mortgage Securities Trust 5.622% due 11/10/2039	682	239
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,426	1,784
Jackson Park Trust 3.350% due 10/14/2039 ~	2,116	1,953

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

JP Morgan Alternative Loan Trust
2.817% due 03/25/2036 ^~		1,155	1,033
3.065% due 05/25/2036 ^~		1,074	814
3.253% due 03/25/2037 ^~		641	656
JP Morgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045		109	103
JP Morgan Mortgage Trust
2.690% due 02/25/2036 ^~		200	167
2.823% due 10/25/2035 ~		102	101
6.500% due 09/25/2035		72	66
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		413	138
5.562% due 02/15/2040 ^~		299	156
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		368	367
6.500% due 09/25/2037 ^		1,784	828
Lehman XS Trust 0.326% due 06/25/2047 •		1,323	1,269
MASTR Asset Securitization Trust 6.500% due 11/25/2037 ^		368	173
Merrill Lynch Mortgage Investors Trust 2.779% due 03/25/2036 ^~		1,230	797
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 ^þ		9	6
Residential Accredit Loans, Inc. Trust
3.582% due 12/26/2034 ^~		666	399
6.000% due 08/25/2036 ^		215	214
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		879	561
6.000% due 07/25/2037 ^		1,368	795
6.250% due 09/25/2037 ^		2,572	1,551
Residential Funding Mortgage Securities, Inc. Trust
4.471% due 08/25/2036 ^~		454	419
4.705% due 09/25/2035 ~		466	335
Structured Adjustable Rate Mortgage Loan Trust
2.869% due 11/25/2036 ^~		1,496	1,457
2.992% due 01/25/2036 ^~		1,648	1,174
SunTrust Adjustable Rate Mortgage Loan Trust 2.396% due 02/25/2037 ^~		134	126
WaMu Mortgage Pass-Through Certificates Trust
3.185% due 05/25/2037 ^~		751	737
3.193% due 02/25/2037 ^~		380	380
3.244% due 10/25/2036 ^~		535	515
3.314% due 07/25/2037 ^~		628	634
Worldwide Plaza Trust 3.715% due 11/10/2036 ~		5,600	5,568

Total Non-Agency Mortgage-Backed Securities (Cost $82,912)			87,692

ASSET-BACKED SECURITIES 10.4%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	1,291
Apidos CLO
0.000% due 07/22/2026 ~		$1,500	1
0.000% due 01/20/2031 ~		4,500	2,522
Argent Securities Trust 0.486% due 03/25/2036 •		3,417	2,344
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	2,092
Bear Stearns Asset-Backed Securities Trust
0.246% due 10/25/2036 ^•		$2,993	3,809
6.500% due 10/25/2036 ^		339	231
Belle Haven ABS CDO Ltd. 0.526% due 07/05/2046 •		180,259	486
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	1,061
0.000% due 10/22/2031 ~		1,500	570
Citigroup Mortgage Loan Trust
0.256% due 12/25/2036 •		13,112	6,924
0.266% due 12/25/2036 •		1,623	1,095
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	2,366	2,280
Countrywide Asset-Backed Certificates
0.246% due 12/25/2046 •		$10,253	9,433
0.246% due 06/25/2047 ^•		1,162	1,109
0.306% due 06/25/2047 ^•		3,801	3,553
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(g)		8	743
Fremont Home Loan Trust 0.256% due 01/25/2037 •		13,067	7,448
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	308
Home Equity Mortgage Loan Asset-Backed Trust 0.266% due 07/25/2037 •		$2,722	1,867
Lehman XS Trust 6.790% due 06/24/2046 þ		1,145	1,171

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

Long Beach Mortgage Loan Trust 0.706% due 01/25/2036 •		3,470	3,175
Marlette Funding Trust
0.000% due 09/17/2029 «(g)		7	1,017
0.000% due 03/15/2030 «(g)		6	1,251
Merrill Lynch Mortgage Investors Trust 0.426% due 04/25/2037 •		446	303
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		533	348
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	1,447
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	1,762
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	554
0.000% due 10/15/2048 «(g)		1	410
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 «(g)		4,400	726
0.000% due 07/25/2040 «(g)		21	460
0.000% due 09/25/2040 «(g)		1,758	453
South Coast Funding Ltd. 0.795% due 08/10/2038 •		11,818	1,605
Taberna Preferred Funding Ltd.
0.555% due 12/05/2036 •		4,773	4,105
0.575% due 08/05/2036 •		300	261
0.575% due 08/05/2036 ^•		5,917	5,148
0.664% due 07/05/2035 •		1,874	1,668

Total Asset-Backed Securities (Cost $94,231)			75,031

SOVEREIGN ISSUES 4.1%
Argentina Government International Bond
0.125% due 07/09/2030 þ		4,036	1,387
0.125% due 07/09/2035 þ		4,041	1,242
0.125% due 01/09/2038 þ		11,605	4,393
0.125% due 07/09/2041 þ		3,893	1,392
0.125% due 07/09/2046 þ		115	37
1.000% due 07/09/2029		683	259
15.500% due 10/17/2026	ARS	61,630	151
34.069% (BADLARPP) due 10/04/2022 ~		58	0
36.093% (BADLARPP + 2.000%) due 04/03/2022 ~		64,537	398
Autonomous City of Buenos Aires 37.343% (BADLARPP + 3.250%) due 03/29/2024 ~		230,700	1,324
Egypt Government International Bond
3.875% due 02/16/2026		$1,900	1,857
5.875% due 02/16/2031		1,900	1,838
7.500% due 02/16/2061		1,900	1,769
Ghana Government International Bond
6.375% due 02/11/2027		500	498
7.875% due 02/11/2035		600	592
8.750% due 03/11/2061		200	194
Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	4,000	4,840
6.625% due 03/22/2048		700	881
Provincia de Buenos Aires 37.841% due 04/12/2025	ARS	363,012	1,890
South Africa Government International Bond
4.850% due 09/30/2029		$1,200	1,243
5.750% due 09/30/2049		1,200	1,160
Turkey Government International Bond 7.625% due 04/26/2029		500	533
Turkiye Ihracat Kredi Bankasi A/S 8.250% due 01/24/2024		200	213
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	1,205	1,333
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$28	3
9.250% due 09/15/2027 ^(d)		315	33

Total Sovereign Issues (Cost $43,883)			29,460

		SHARES
COMMON STOCKS 2.2%
COMMUNICATION SERVICES 0.8%
Clear Channel Outdoor Holdings, Inc. (e)		549,096	1,378
iHeartMedia, Inc. 'A' (e)		129,909	2,487
iHeartMedia, Inc. 'B' «(e)		100,822	1,737

			5,602

ENERGY 0.0%
Forbes Energy Services Ltd. (e)(k)		21,825	2

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

Valaris Ltd. (e)		1,137	25

			27

FINANCIALS 0.1%
Associated Materials Group, Inc. «(e)(k)		116,123	828

INDUSTRIALS 1.3%
Neiman Marcus Group Ltd. LLC «(e)(k)		82,915	8,836
Noble Corp. «(e)		1,598	31
Noble Corp. «(e)(k)		13,328	255
Pacific Drilling SA «(e)(k)		1,235	150
Valaris PLC «(e)		1,330	28
Westmoreland Mining Holdings LLC «(e)(k)		53,248	1

			9,301

Total Common Stocks (Cost $13,942)			15,758

RIGHTS 1.5%
INFORMATION TECHNOLOGY 1.5%
Windstream Holdings LLC «		565,698	10,680

Total Rights (Cost $4,690)			10,680

WARRANTS 0.2%
INDUSTRIALS 0.2%
Sequa Corp. - Exp. 04/28/2024 «		819,000	1,226

Total Warrants (Cost $0)			1,226

PREFERRED SECURITIES 7.8%
BANKING & FINANCE 3.7%
AGFC Capital Trust 1.934% (US0003M + 1.750%) due 01/15/2067 ~		1,800,000	1,019
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)		400,000	489
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70,000	66
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)		1,000,000	1,089
Nationwide Building Society 10.250% ~		35,500	9,168
Stichting AK Rabobank Certificaten 2.188% due 12/29/2049 þ(i)		9,096,775	14,376

			26,207

INDUSTRIALS 4.1%
General Electric Co. 3.514% due 06/15/2021 ~(i)		268,000	255
Sequa Corp. (15.000% PIK) 15.000% «(c)		22,788	29,460

			29,715

Total Preferred Securities (Cost $37,570)			55,922

REAL ESTATE INVESTMENT TRUSTS 2.3%
REAL ESTATE 2.3%
Uniti Group, Inc.		274,273	3,127
VICI Properties, Inc.		423,584	13,427

Total Real Estate Investment Trusts (Cost $7,261)			16,554

SHORT-TERM INSTRUMENTS 3.6%
REPURCHASE AGREEMENTS (l) 3.0%			21,637

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.0%
38.097% due 06/30/2021 - 07/30/2021 (f)(g)	ARS	14,757	87

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

38.750% due 06/30/2021 ~	23,473	150

		237

U.S. TREASURY BILLS 0.2%
0.020% due 07/29/2021 (g)(h)	$1,800	1,800

U.S. TREASURY CASH MANAGEMENT BILLS 0.4%
0.019% due 08/10/2021 (f)(g)	2,666	2,666

Total Short-Term Instruments (Cost $26,348)		26,340

Total Investments in Securities (Cost $1,029,117)		1,059,387

Total Investments 147.0% (Cost $1,029,117)		$1,059,387
Financial Derivative Instruments (n)(o) (0.2)%(Cost or Premiums, net $6,911)		(1,214)
Auction Rate Preferred Shares 12.1%		(87,425)
Other Assets and Liabilities, net (58.9)%		(249,982)

Net Assets Applicable to Common Shareholders 100.0%		$720,766

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Associated Materials Group, Inc.	08/24/2020	$737	$828	0.11%
Forbes Energy Services Ltd.	10/09/2014 - 12/03/2014	944	2	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	8,836	1.23
Noble Corp.	02/05/2021 - 02/08/2021	155	255	0.04
Pacific Drilling SA	02/25/2021	130	150	0.02
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,534	1	0.00

$6,219	$10,072	1.40%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	0.010%	04/30/2021	05/03/2021	$16,200	Ginnie Mae 3.500% due 09/20/2044	$(17,538)	$16,200	$16,200
FICC	0.000	04/30/2021	05/03/2021	5,437	U.S. Treasury Notes 1.875% due 07/31/2022	(5,546)	5,437	5,437

Total Repurchase Agreements	$(23,084)	$21,637	$21,637

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BPS	0.350%	05/05/2021	08/09/2021	$(385)	$(385)
0.380	04/30/2021	08/03/2021	(1,652)	(1,652)
0.400	02/24/2021	05/28/2021	(566)	(566)
0.500	04/30/2021	08/03/2021	(1,626)	(1,626)
0.605	10/19/2020	05/05/2021	(413)	(415)
0.680	02/24/2021	05/28/2021	(2,766)	(2,769)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

0.700	04/30/2021	06/04/2021	(2,746)	(2,746)
BRC	0.480	04/23/2021	07/23/2021	(1,559)	(1,560)
0.500	04/05/2021	07/07/2021	(6,857)	(6,860)
0.500	04/12/2021	07/14/2021	(4,954)	(4,956)
0.500	05/03/2021	07/07/2021	(3,378)	(3,378)
0.550	02/22/2021	05/28/2021	(15,748)	(15,765)
0.550	04/29/2021	05/28/2021	(2,913)	(2,914)
0.560	05/03/2021	09/10/2021	(2,757)	(2,757)
BYR	0.610	03/31/2021	03/25/2022	(14,369)	(14,369)
CDC	0.250	03/22/2021	TBD(3)	(7,086)	(7,088)
0.320	03/23/2021	06/21/2021	(4,029)	(4,031)
0.350	02/22/2021	05/24/2021	(17,747)	(17,759)
0.350	02/23/2021	05/24/2021	(3,247)	(3,249)
0.350	04/13/2021	05/24/2021	(871)	(871)
0.550	03/15/2021	06/14/2021	(6,238)	(6,242)
0.600	02/16/2021	05/21/2021	(6,673)	(6,681)
CEW	0.500	04/06/2021	07/08/2021	(8,609)	(8,613)
0.500	04/07/2021	07/09/2021	(13,567)	(13,572)
CIW	0.300	03/08/2021	06/03/2021	(2,613)	(2,614)
FOB	0.300	04/29/2021	05/17/2021	(1,937)	(1,937)
0.400	03/05/2021	06/03/2021	(1,344)	(1,345)
IND	0.270	03/10/2021	06/09/2021	(17,302)	(17,309)
JML	(0.300)	04/15/2021	07/14/2021	EUR	(2,010)	(2,417)
(0.050)	04/26/2021	06/25/2021	$(932)	(932)
(0.050)	04/28/2021	TBD(3)	(691)	(691)
0.350	04/19/2021	07/19/2021	GBP	(196)	(271)
NOM	0.580	03/03/2021	06/01/2021	$(1,645)	(1,647)
0.600	02/16/2021	05/18/2021	(3,585)	(3,589)
RDR	0.370	02/08/2021	05/11/2021	(1,234)	(1,235)
SCX	0.470	03/22/2021	05/21/2021	(3,979)	(3,981)
SOG	0.350	03/30/2021	06/01/2021	(6,548)	(6,550)
0.350	04/28/2021	07/28/2021	(4,117)	(4,117)
0.370	03/26/2021	06/24/2021	(10,174)	(10,178)
0.370	04/05/2021	07/06/2021	(3,433)	(3,434)
0.370	04/29/2021	06/24/2021	(3,388)	(3,388)
0.480	04/19/2021	07/21/2021	(10,229)	(10,230)
0.480	04/23/2021	07/27/2021	(12,335)	(12,337)
0.480	04/30/2021	07/21/2021	(2,067)	(2,067)
0.500	03/15/2021	06/14/2021	(3,028)	(3,030)
0.500	04/16/2021	06/15/2021	(1,895)	(1,895)
0.500	04/19/2021	07/12/2021	(2,267)	(2,268)
0.550	03/01/2021	06/02/2021	(7,499)	(7,506)
0.550	04/16/2021	06/04/2021	(1,925)	(1,925)
0.550	04/19/2021	06/04/2021	(1,288)	(1,288)
TDM	0.250	04/16/2021	TBD(3)	(4,118)	(4,119)
UBS	0.450	04/16/2021	07/16/2021	(2,380)	(2,381)
0.500	04/08/2021	07/07/2021	(12,591)	(12,595)
0.500	04/15/2021	07/14/2021	(4,606)	(4,607)
0.550	02/16/2021	05/19/2021	(972)	(973)
0.550	02/24/2021	05/25/2021	(8,501)	(8,510)
0.550	03/01/2021	06/01/2021	(1,224)	(1,225)

Total Reverse Repurchase Agreements	$(273,415)

(m)	Securities with an aggregate market value of $309,340 and cash of $568 have been pledged as collateral under the terms of master agreements as of April 30, 2021.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended April 30, 2021 was $(241,720) at a weighted average interest rate of 0.676%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.900%	$2,300	$(4)	$92	$88	$4	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	4.446	1,600	(7)	46	39	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.635	EUR	14,400	(1,758)	542	(1,216)	24	0

$(1,769)	$680	$(1,089)	$28	$0

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2031	GBP	13,300	$(11)	$211	$200	$77	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051	3,200	201	46	247	35	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$150,500	73	(197)	(124)	6	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025	149,020	9,092	4,630	13,722	72	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026	26,800	1,267	685	1,952	25	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	49,000	343	4,030	4,373	42	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	75,000	4,675	5,153	9,828	95	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/12/2031	14,000	(39)	(304)	(343)	16	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031	2,800	0	127	127	0	(3)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	201,500	(6,573)	65,732	59,159	614	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	1,400	(10)	24	14	0	(3)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	21,100	(49)	1,491	1,442	0	(34)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	22,000	(85)	981	896	0	(37)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	6,000	(18)	(247)	(265)	0	(13)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050	206,400	(289)	43,813	43,524	0	(179)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050	2,400	233	217	450	0	(2)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	615	816	0	(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	28	180	23	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	10,500	343	175	518	38	0

$9,506	$127,210	$136,716	$1,043	$(272)

Total Swap Agreements	$7,737	$127,890	$135,627	$1,071	$(272)

Securities with an aggregate market value of $904 and cash of $23,302 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2021.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	05/2021	EUR	1,387	$1,671	$3	$0
06/2021	$6	RUB	468	0	0
BPS	05/2021	EUR	874	$1,049	0	(1)
05/2021	GBP	591	813	0	(3)
05/2021	$2,420	GBP	1,761	12	0
08/2021	PEN	1,285	$348	8	0
CBK	05/2021	EUR	908	1,080	0	(11)
05/2021	PEN	477	128	2	0
05/2021	$54	PEN	197	0	(2)
05/2021	28	RUB	2,093	0	0
06/2021	PEN	6,436	$1,753	52	0
06/2021	$50	RUB	3,746	0	(1)
07/2021	1,244	PEN	4,523	0	(49)
07/2021	7	RUB	504	0	0
08/2021	PEN	484	$132	4	0
08/2021	$266	MXN	5,571	6	0
08/2021	710	PEN	2,594	0	(25)
09/2021	PEN	1,500	$405	9	0
10/2021	197	54	2	0
12/2021	$1,494	PEN	5,492	0	(45)
GLM	05/2021	PEN	197	$53	1	0

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

05/2021	$52	PEN	197	0	0
06/2021	PEN	107	$29	1	0
07/2021	$13	RUB	1,010	0	0
HUS	05/2021	AUD	118	$90	0	(1)
05/2021	PEN	198	54	2	0
05/2021	$2,732	EUR	2,306	42	(1)
05/2021	61,293	GBP	44,012	19	(529)
05/2021	54	PEN	198	0	(1)
05/2021	28	RUB	2,121	0	0
06/2021	GBP	41,089	$57,279	530	0
06/2021	PEN	609	165	4	0
06/2021	$22,957	EUR	18,969	0	(139)
10/2021	PEN	198	$54	1	0
12/2021	183	49	1	0
JPM	06/2021	$2,664	GBP	1,915	0	(19)
MYI	07/2021	6	RUB	496	0	0
SCX	05/2021	EUR	63,360	$74,509	0	(1,665)
05/2021	GBP	45,182	62,166	0	(233)
06/2021	EUR	64,223	77,355	99	0
06/2021	PEN	2,065	557	11	0
12/2021	115	31	1	0
SOG	07/2021	$7	RUB	575	0	0
UAG	07/2021	21	1,630	0	0

Total Forward Foreign Currency Contracts	$810	$(2,725)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.706%	$1,000	$(195)	$171	$0	$(24)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.706	1,400	(278)	245	0	(33)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.706	1,700	(353)	312	0	(41)

Total Swap Agreements	$(826)	$728	$0	$(98)

Securities with an aggregate market value of $3,605 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2021

Investments in Securities, at Value
Loan Participations and Assignments	$0	$116,280	$22,033	$138,313
Corporate Bonds & Notes
Banking & Finance	0	145,707	0	145,707
Industrials	0	332,308	12,234	344,542
Utilities	0	67,202	0	67,202
Convertible Bonds & Notes
Industrials	0	3,587	0	3,587
Utilities	0	2	0	2
Municipal Bonds & Notes
California	0	2,640	0	2,640
Illinois	0	245	0	245
Ohio	0	14,587	0	14,587
Puerto Rico	0	2,809	0	2,809
Virginia	0	835	0	835
West Virginia	0	4,927	0	4,927

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

U.S. Government Agencies	0	10,210	5,118	15,328
Non-Agency Mortgage-Backed Securities	0	87,692	0	87,692
Asset-Backed Securities	0	66,208	8,823	75,031
Sovereign Issues	0	29,460	0	29,460
Common Stocks
Communication Services	3,865	0	1,737	5,602
Energy	27	0	0	27
Financials	0	0	828	828
Industrials	0	0	9,301	9,301
Rights
Information Technology	0	0	10,680	10,680
Warrants
Industrials	0	0	1,226	1,226
Preferred Securities
Banking & Finance	0	26,207	0	26,207
Industrials	0	255	29,460	29,715
Real Estate Investment Trusts
Real Estate	16,554	0	0	16,554
Short-Term Instruments
Repurchase Agreements	0	21,637	0	21,637
Argentina Treasury Bills	0	237	0	237
U.S. Treasury Bills	0	1,800	0	1,800
U.S. Treasury Cash Management Bills	0	2,666	0	2,666

Total Investments	$20,446	$937,501	$101,440	$1,059,387

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,071	0	1,071
Over the counter	0	810	0	810

$0	$1,881	$0	$1,881
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(272)	0	(272)
Over the counter	0	(2,823)	0	(2,823)

$0	$(3,095)	$0	$(3,095)

Total Financial Derivative Instruments	$0	$(1,214)	$0	$(1,214)

Totals	$20,446	$936,287	$101,440	$1,058,173

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2021:
Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2021 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$13,086	$24,817	$(18,331)	$60	$(8,406)	$6,292	$4,531	$(16)	$22,033	$(12)
Corporate Bonds & Notes
Industrials	0	10,294	(49)	6	0	1,983	0	0	12,234	1,983
U.S. Government Agencies	5,137	0	(78)	13	26	20	0	0	5,118	16
Asset-Backed Securities	17,699	0	(8,460)	0	(1,511)	(84)	1,179	0	8,823	(1,884)
Common Stocks
Communication Services	3	2,077	0	0	0	(343)	0	0	1,737	(343)
Financials	0	737	0	0	0	91	0	0	828	91
Industrials	400	3,004	0	0	0	5,897	0	0	9,301	5,899
Real Estate	2,573	0	(1,736)	0	0	(837)	0	0	0	0
Rights
Information Technology	0	4,690	0	0	0	5,990	0	0	10,680	5,990
Warrants
Industrials	0	0	0	0	0	1,226	0	0	1,226	1,226
Preferred Securities
Industrials	15,604	0	(4,948)	0	0	18,804	0	0	29,460	18,804

Totals	$54,502	$45,619	$(33,602)	$79	$(9,891)	$39,039	$5,710	$(16)	$101,440	$31,770

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 04/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2021 (Unaudited)

Loan Participations and Assignments	$2,056	Other Valuation Techniques(2)	—	—	—
	5,186	Reference Instrument	Yield	6.086	—
	14,789	Third Party Vendor	Broker Quote	61.000 - 100.750	92.968
Corporate Bonds & Notes
Industrials	12,203	Indicative Market Quotation	Broker Quote	$60.500	—
	31	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	5,118	Proxy Pricing	Base Price	61.460	—
Asset-Backed Securities	8,823	Proxy Pricing	Base Price	16.500 - 100,000.000	35,371.639
Common Stocks
Communication Services	1,737	Reference Instrument	Liquidity Discount	10.000	—
Financials	828	Other Valuation Techniques(2)	—	—	—
Industrials	8,836	Discounted Cash Flow	Discount Rate	14.000	—
	465	Other Valuation Techniques(2)	—	—	—
Rights
Information Technology	10,680	Market Comparable Valuation	EBITDA	4.250x	—
Warrants
Industrials	1,226	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	29,460	Market Comparable Valuation	EBITDA	15.000x/12.200x/10.000x	—

Total	$101,440

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)		Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Manager’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Manager’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BYR	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC
CEW	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	UAG	UBS AG Stamford
CIW	CIBC World Markets Corp.	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	SONIO	Sterling Overnight Interbank Average Rate	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding